                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints HAROLD A. WAGNER or ARNOLD H. KAPLAN or JAMES H. AGGER, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a Registration Statement for the registration of up to $300,000,000 aggregate principal amount of debt securities of Air Products and Chemicals, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                    TITLE                      DATE
-----------------------------------------------   ---------------------------------   --------------
                                                  Director and Chairman of the         July 17, 1997
           /s/ HAROLD A. WAGNER                     Board (Principal Executive
-----------------------------------------------     Officer)
              (Harold A. Wagner)

              /s/ DEXTER F. BAKER                 Director                             July 17, 1997
-----------------------------------------------
               (Dexter F. Baker)

              /s/ TOM H. BARRETT                  Director                             July 17, 1997
-----------------------------------------------
               (Tom H. Barrett)

            /s/ L. PAUL BREMER, III               Director                             July 17, 1997
-----------------------------------------------
             (L. Paul Bremer, III)

               /s/ ROBERT CIZIK                   Director                             July 17, 1997
-----------------------------------------------
                (Robert Cizik)

               /s/ RUTH M. DAVIS                  Director                             July 17, 1997
-----------------------------------------------
                (Ruth M. Davis)

           /s/ EDWARD E. HAGENLOCKER              Director                             July 17, 1997
-----------------------------------------------
            (Edward E. Hagenlocker)

                   SIGNATURE                                    TITLE                      DATE
-----------------------------------------------   ---------------------------------   --------------

                       /s/ JAMES F.               Director                             July 17, 1997
                   HARDYMON
-----------------------------------------------
              (James F. Hardymon)

                       /s/ JOSEPH J.              Director                             July 17, 1997
                   KAMINSKI
-----------------------------------------------
             (Joseph J. Kaminski)

                       /s/ TERRY R.               Director                             July 17, 1997
                  LAUTENBACH
-----------------------------------------------
             (Terry R. Lautenbach)

                  /s/ RUDOLPHUS F. N.             Director                             July 17, 1997
                    LUBBERS
-----------------------------------------------
           (Rudolphus F. N. Lubbers)

                           /s/ TAKEO              Director                             July 17, 1997
                    SHIINA
-----------------------------------------------
                (Takeo Shiina)

                     /s/ LAWRASON D.              Director                             July 17, 1997
                    THOMAS
-----------------------------------------------
             (Lawrason D. Thomas)